Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues	(Unaudited)		(Unaudited)
Premiums earned	$1,355	$1,241	$3,962	$3,631
Net investment income	115	109	335	316
Net realized investment (losses) gains	(85)	191	104	501
Net impairment losses recognized in earnings	(1)	(9)	(1)	(10)
Equity in earnings of limited partnerships	34	37	111	112
Other income	8	8	24	24
Total revenues	1,426	1,577	4,535	4,574
Benefits and expenses
Insurance losses and loss expenses	935	868	3,095	2,571
Policy acquisition and underwriting expenses	341	311	987	906
Total benefits and expenses	1,276	1,179	4,082	3,477

Income from operations before income taxes and noncontrolling interest	150	398	453	1,097
Provision for income taxes	42	131	133	363
Net income	$108	$267	$320	$734

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	61	221	178	607

Net income attributable to Indemnity	$47	$46	$142	$127

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.01	$0.98	$3.05	$2.71
Class A common stock – diluted	$0.90	$0.87	$2.71	$2.41
Class B common stock – basic	$151	$147	$458	$406
Class B common stock – diluted	$151	$147	$457	$406

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,189,068	46,656,911	46,267,694	46,707,971
Class B common stock	2,542	2,542	2,542	2,542

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,387,164	52,851,250	52,465,790	52,902,310
Class B common stock	2,542	2,542	2,542	2,542

Dividends declared per share
Class A common stock	$0.6350	$0.5925	$1.9050	$1.7775
Class B common stock	$95.2500	$88.8750	$285.7500	$266.6250

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended September 30,		Three months ended September 30,		Three months ended September 30,		Three months ended September 30,
	2014	2013	2014	2013	2014	2013	2014	2013
Management operations:
Management fee revenue, net	$362	$333	$—	$—	$(362)	$(333)	$—	$—
Service agreement revenue	8	8	—	—	—	—	8	8
Total revenue from management operations	370	341	—	—	(362)	(333)	8	8
Cost of management operations	308	281	—	—	(308)	(281)	—	—
Income from management operations before taxes	62	60	—	—	(54)	(52)	8	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,333	1,221	—	—	1,333	1,221
Losses and loss expenses	—	—	908	841	(1)	(1)	907	840
Policy acquisition and underwriting expenses	—	—	387	356	(56)	(54)	331	302
Income from property and casualty insurance operations before taxes	—	—	38	24	57	55	95	79
Life insurance operations: (1)
Total revenue	—	—	48	47	0	(1)	48	46
Total benefits and expenses	—	—	38	37	0	0	38	37
Income from life insurance operations before taxes	—	—	10	10	0	(1)	10	9
Investment operations: (1)
Net investment income	4	4	90	83	(3)	(2)	91	85
Net realized gains (losses) on investments	0	1	(88)	188	—	—	(88)	189
Net impairment losses recognized in earnings	0	0	0	(9)	—	—	0	(9)
Equity in earnings of limited partnerships	4	5	30	32	—	—	34	37
Income from investment operations before taxes	8	10	32	294	(3)	(2)	37	302
Income from operations before income taxes and noncontrolling interest	70	70	80	328	—	—	150	398
Provision for income taxes	23	24	19	107	—	—	42	131
Net income	$47	$46	$61	$221	$—	$—	$108	$267

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013	2014	2013	2014	2013
Management operations:
Management fee revenue, net	$1,047	$965	$—	$—	$(1,047)	$(965)	$—	$—
Service agreement revenue	23	23	—	—	—	—	23	23
Total revenue from management operations	1,070	988	—	—	(1,047)	(965)	23	23
Cost of management operations	882	820	—	—	(882)	(820)	—	—
Income from management operations before taxes	188	168	—	—	(165)	(145)	23	23
Property and casualty insurance operations:
Net premiums earned	—	—	3,899	3,573	—	—	3,899	3,573
Losses and loss expenses	—	—	3,016	2,495	(4)	(4)	3,012	2,491
Policy acquisition and underwriting expenses	—	—	1,132	1,032	(173)	(151)	959	881
(Loss) income from property and casualty insurance operations before taxes	—	—	(249)	46	177	155	(72)	201
Life insurance operations: (1)
Total revenue	—	—	144	139	(1)	(2)	143	137
Total benefits and expenses	—	—	111	105	0	0	111	105
Income from life insurance operations before taxes	—	—	33	34	(1)	(2)	32	32
Investment operations: (1)
Net investment income	12	11	263	243	(11)	(8)	264	246
Net realized gains on investments	1	1	95	492	—	—	96	493
Net impairment losses recognized in earnings	0	0	0	(9)	—	—	0	(9)
Equity in earnings of limited partnerships	13	13	97	98	—	—	110	111
Income from investment operations before taxes	26	25	455	824	(11)	(8)	470	841
Income from operations before income taxes and noncontrolling interest	214	193	239	904	—	—	453	1,097
Provision for income taxes	72	66	61	297	—	—	133	363
Net income	$142	$127	$178	$607	$—	$—	$320	$734

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended September 30,		Nine months ended September 30,
(in millions, except per share data)	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$47	$45	$141	$126
Net realized gains and impairments on investments	0	1	1	1
Income tax expense	0	0	0	0
Realized gains and impairments, net of income taxes	0	1	1	1
Net income attributable to Indemnity	$47	$46	$142	$127

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.90	$0.86	$2.70	$2.40
Net realized gains and impairments on investments	0.00	0.01	0.02	0.01
Income tax expense	0.00	0.00	(0.01)	0.00
Realized gains and impairments, net of income taxes	0.00	0.01	0.01	0.01
Net income attributable to Indemnity	$0.90	$0.87	$2.71	$2.41

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	September 30, 2014	December 31, 2013
	(Unaudited)
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$563	$526
Equity securities	25	50
Limited partnerships	134	146
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	8,902	8,162
Equity securities	917	819
Trading securities, at fair value	3,125	3,202
Limited partnerships	939	940
Other invested assets	20	20
Total investments	14,626	13,866

Cash and cash equivalents (Exchange portion of $334 and $403, respectively)	379	452
Premiums receivable from policyholders – Exchange	1,323	1,167
Reinsurance recoverable – Exchange	165	172
Deferred income taxes – Indemnity	2	2
Deferred acquisition costs – Exchange	603	566
Other assets (Exchange portion of $366 and $337, respectively)	480	451
Total assets	$17,578	$16,676

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$482	$476
Exchange liabilities
Losses and loss expense reserves	3,933	3,747
Life policy and deposit contract reserves	1,801	1,758
Unearned premiums	2,896	2,598
Deferred income taxes	465	450
Other liabilities	165	97
Total liabilities	9,742	9,126

Indemnity's shareholders’ equity	771	734

Noncontrolling interest in consolidated entity – Exchange	7,065	6,816
Total equity	7,836	7,550
Total liabilities, shareholders’ equity and noncontrolling interest	$17,578	$16,676